UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report — June 9, 2011

(Date of earliest event reported)

PENN NATIONAL GAMING, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-24206	23-2234473
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification
Number)

825 Berkshire Blvd., Suite 200, Wyomissing Professional Center, Wyomissing, PA	19610
(Address of principal executive offices)	(Zip Code)

Area Code (610) 373-2400

(Registrant’s telephone number)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Proxy Statement for the 2011 Annual Meeting of Shareholders (the “2011 Proxy Statement”) of Penn National Gaming, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “Commission”)  on May 2, 2011, on April 22, 2011, the Board of Directors of the Company approved the extension of the employment agreements between the Company and each of William J. Clifford, the Company’s Chief Financial Officer and Senior Vice President-Finance, and Jordan B. Savitch, the Company’s Senior Vice President and General Counsel, which were to expire at the close of business on June 10, 2011. On June 10, 2011 the Company entered into a First Amendment to Employment Agreement with each of Mr. Clifford and Mr. Savitch (the “Amendments”) providing for a renewal of the term of the applicable employment agreement for a three-year period expiring at the close of business on June 10, 2014, unless terminated earlier in accordance with the terms of the applicable employment agreement. No other substantive changes to the existing employment agreements were made pursuant to the Amendments.

A copy of the Amendments are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.  Additional information about the compensation and benefits provided to Mr. Clifford and Mr. Savitch is included in the 2011 Proxy Statement. The employment agreements with each of Mr. Clifford and Mr. Savitch were filed with the Commission as Exhibit 10.4 and Exhibit 10.5 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, filed with the Commission on March 2, 2009.

On June 9, 2011, shareholders approved an amendment to the Company’s 2008 Long Term Incentive Compensation Plan (the “Plan”) to increase the total number of shares available for issuance of awards under the Plan and to approve the Plan for purposes of Section 162(m) of the Internal Revenue Code.  The number of shares authorized for issuance increased by 2,350,000 shares to 9,250,000 and the “fungible share” ratio increased from 2.16 to 2.44.  The purpose of the “fungible share” feature is to count each share awarded as restricted stock, or pursuant to any other full value award, as an award of 2.44 shares for the purpose of counting the number of shares available for future awards under the Plan.

Additional information about the Plan and the awards made by the Company under the Plan is included in the 2011 Proxy Statement.  A copy of the Plan, as amended, is attached as Exhibit 10.3 to this Current Report on Form 8-K.

Item 5.07.              Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 9, 2011, at 10 a.m., local time, at the offices of Ballard Spahr LLP, 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania 19103.  Of the 78,647,245 shares of the Company’s common stock outstanding as of the close of business on April 15, 2011, the record date for the Annual Meeting, 73,303,859 shares, or approximately 93.2%, of the total shares eligible to vote at the Annual Meeting, were represented in person or by proxy.  Six proposals, including a shareholder proposal, were submitted to the shareholders at the Annual Meeting and are described in detail in the Company’s 2011 Proxy Statement.  The following is a brief description of each matter voted upon at the Annual Meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter, as applicable.

Election of Directors.  Each of Peter M. Carlino, Harold Cramer and Saul V. Reibstein were elected to hold office, subject to the provisions of the Company’s bylaws, until the annual meeting of shareholders of the Company to be held in the year 2014 and until their respective successors are duly elected and qualified, as follows:

Director	Votes FOR	Votes WITHHELD	Broker Non-Votes
Peter M. Carlino	53,744,660	13,915,402	5,643,797
Harold Cramer	47,147,671	20,512,391	5,643,797
Saul V. Reibstein	56,599,768	11,060,294	5,643,797

The term of office of each of Wesley R. Edens, Robert P. Levy, David A. Handler, John M. Jacquemin and Barbara Z. Shattuck continued following the meeting.

Ratify Independent Registered Public Accountants.  The appointment of Ernst & Young LLP to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified, as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
73,131,348	112,926	59,585	None

Amendment to the Company’s 2008 Long Term Incentive Compensation Plan.  Shareholders approved an amendment to the Company’s 2008 Long Term Incentive Compensation Plan to increase the total number of shares available for issuance and to approve such plan for purposes of Section 162(m) of the Internal Revenue Code, as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
44,429,623	23,143,694	86,745	5,643,797

Say-on-Pay.  The compensation paid to the Company’s named executive officers was approved on an advisory basis, as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
39,362,392	27,984,409	313,261	5,643,797

Frequency of Say-on-Pay.  The option of “1 year” received the most votes cast on the advisory vote on the frequency with which the Company should hold a shareholder vote on the compensation of the Company’s executives.  The complete voting results were as follows:

1Year	2 Years	3 Years	Abstentions	Broker Non-Votes
40,283,867	2,136,992	24,914,224	324,979	5,643,797

Shareholder Proposal to Adopt a Majority Voting Standard for the Election of Directors.  Shareholders voted in favor of the proposal presented by a shareholder of the Company recommending that the Company take the steps necessary to amend the Company’s bylaws to provide that director nominees shall be elected by the affirmative vote of a majority of the votes cast, with a plurality standard retained for contested director election, as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
40,093,181	27,444,790	122,091	5,643,797

Item 8.01.              Other events.

On June 9, 2011, the Board of Directors authorized the extension of the repurchase program previously authorized by the Board on June 9, 2010 which provided for the purchase of up to $300 million of the Company’s Common Stock, of which, approximately $265.4 million remains available.  The current authorization extends the repurchase program until the annual meeting of shareholders to be held in 2012, unless extended or shortened by the Board of Directors.

Under the extended repurchase program, purchases may be made from time to time in the open market or in privately negotiated transactions in accordance with applicable securities laws.  The actual number of shares to be purchased, if any, will depend upon market conditions.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1	First Amendment to Employment Agreement dated June 10, 2011 by and between the Company and William J. Clifford.

10.2	First Amendment to Employment Agreement dated June 10, 2011 by and between the Company and Jordan B. Savitch.

10.3	Penn National Gaming, Inc. 2008 Long Term Incentive Compensation Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 15, 2011	PENN NATIONAL GAMING, INC.

	By:	/s/ Robert S. Ippolito
Robert S. Ippolito
Vice President, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Employment Agreement dated June 10, 2011 by and between the Company and William J. Clifford.

10.2	First Amendment to Employment Agreement dated June 10, 2011 by and between the Company and Jordan B. Savitch.

10.3	Penn National Gaming, Inc. 2008 Long Term Incentive Compensation Plan, as amended.